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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
                         SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                                  SURREY, INC.
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             (Exact name of registrant as specified in its charter)

        Texas                                            74-2138564
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     (State of incorporation or                         (I.R.S. Employer
              organization)                             Identification No.)



     13110 Trails End Road, Leander, Texas              78641
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  (Address of principal executive offices)              (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


  Title of each class to              Name of each exchange on which
  be so registered                    each class is to be registered
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Securities to be registered pursuant to Section 12(g) of the Act:

Units each (Unit consisting of two (2) shares common stock, no par value, and one (1) redeemable common stock purchase warrant)
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                               (Title of Class)


Common Stock, no par value
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                               (Title of Class)


Common Stock Purchase Warrants
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                               (Title of Class)





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ITEM 1. - DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED:


          The securities are described in the Preliminary Prospectus under the heading "Description of Securities." The Preliminary Prospectus is contained in the Registrant's Registration Statement on Form SB-2 (Sec No. 333-35757) filed with the Securities and Exchange Commission on September 16, 1997 (the "Form SB-2") and Amendment No. 1 to Form SB-2 filed with the Securities and Exchange Commission on November 12, 1997 ("Amendment No. 1"), each as amended by the Prospectus to be filed pursuant to Rule 424(b) promulgated under the Securities Act of 1933 and incorporated herein by reference.




ITEM 2. - EXHIBITS:


1.  Specimen of the certificate representing the Registrant's
    Common Stock - Filed as Exhibit 4.1 to Amendment No. 1 to the Form SB-2 and incorporated herein by reference.


2.1 Registrant's Articles of Incorporation, as amended to date - Filed as Exhibit 3.1 to the Form SB-2 and incorporated herein by reference.

2.2 Registrant's Bylaws, as amended and restated to date - Filed as
    Exhibit 3.2 to the Form SB-2 and incorporated herein by reference.





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                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                               SURREY, INC.



Dated:  November 17, 1997               By /s/ Mark J. van der Hagen

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                                               Name:  Mark J. van der Hagen
                                               Title: Chief Financial Officer





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